                                                                     EXHIBIT 1.1


                                                  FORM OF UNDERWRITING AGREEMENT
                                                  ------------------------------



                   [________________________________], ISSUER


                          MOBIL CORPORATION, GUARANTOR


                           Pass Through Certificates
                                Series 199_-____


                             UNDERWRITING AGREEMENT



Dated:  __________, 199_
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                                                                          [Date]


To the [Underwriter[s] named in Schedule I]
       [Representative[s] named in Schedule I
       of the Underwriters named in Schedule I]

Dear Sirs:

          [__________], a Delaware corporation (the "Company"), in connection with the financing or refinancing of the debt portion of _____ leveraged lease transactions in which the Company, as lessee, proposes that [___________], as trustee (the "Trustee"), will issue and sell to the underwriter or underwriters named in Schedule I hereto its pass through certificates in [__] separate series in the aggregate principal amounts and with the interest rates and final distribution dates set forth on Schedule A hereto (the "Offered Certificates") on the terms and conditions stated herein and in Schedule II. The aggregate principal amount of Offered Certificates due on each such final distribution date is referred to as a "Pass Through Certificate Designation". Each series of the Offered Certificates will be issued under a Pass Through Trust Agreement dated as of _________ __, 1996 (the "Basic Agreement") among Mobil Corporation, a Delaware corporation (the "Guarantor"), the Company and the Trustee, and the other parties described therein, as supplemented by a Pass Through Trust Supplement, dated as of _________ __, 199_ (each, a "Trust Supplement"), among the Guarantor, the Company and the Trustee (the Basic Agreement as supplemented by a Trust Supplement being referred to herein as the "Designated Agreement"). As used herein, unless the context otherwise requires, the term "Underwriters" shall mean the firm or firms named as Underwriter or Underwriters in Schedule I and the term "you" shall mean the Underwriter or Underwriters, if no underwriting syndicate is purchasing the Offered Certificates, or the representative or representatives of the Underwriters, if an underwriting syndicate is purchasing the Offered Certificates, as indicated in Schedule I.

          As used in this Agreement, the terms "Certificate Owner", "Guaranty", "Lease", "Loan Trustee", "Operative Documents", "Owner Trustee", "Participation Agreement", "Note Purchase Agreements", "Secured Notes", "Transfer Date" and "Trust" shall have the meanings specified in the _____ Trust Indenture and Security Agreements, dated as of ________, 199__, between the related Owner Trustee and the Loan Trustee (each an "Indenture") or the Designated Agreement.

          The Guarantor and the Company have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-_____), relating to certain pass through certificates, including the Offered Certificates, and the offering thereof from time to time in accordance with Rule 415 of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the
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                                       2


"Securities Act"). The registration statement as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein referred to as the "Registration Statement". The Registration Statement includes a basic prospectus referred to below which, as supplemented from time to time, will be used in connection with all offerings of such pass through certificates. A prospectus supplement or supplements reflecting the terms of the Offered Certificates, the terms of the offering thereof and other matters relating to the Offered Certificates has been prepared and has been or will be filed (or mailed for filing) together with the basic prospectus referred to below pursuant to Rule 424 under the Securities Act (such prospectus supplement, in the form first filed on or after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement" and any such prospectus supplement in the form or forms filed prior to the Prospectus Supplement is herein referred to as a Preliminary Prospectus Supplement). The basic prospectus included in the Registration Statement and relating to all offerings of pass through certificates under the Registration Statement, as supplemented by the Prospectus Supplement, is herein called the "Prospectus", except that, if such basic prospectus is amended on or prior to the date on which the Prospectus Supplement is first filed (or mailed for filing) pursuant to Rule 424, the term "Prospectus" shall refer to such basic prospectus as so amended and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Guarantor with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), that are incorporated by reference therein. Any reference herein to the terms "amendment" or "supplement" with respect to the Registration Statement, to the Prospectus, any Preliminary Prospectus Supplement or to any preliminary prospectus shall be deemed to refer to and include any documents filed with the Commission under the Exchange Act after the date hereof, the date the Prospectus is filed (or mailed for filing) with the Commission, or the date of such Preliminary Prospectus Supplement or preliminary prospectus, as the case may be, and incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act.


                                       I.

          The Guarantor and the Company represent and warrant to, and agree with, each of the Underwriters that:

          (a) The Guarantor and the Company meet the requirements for use of Form S-3 under the Securities Act; the Registration Statement has become effective; (i) on the original effective date of the Registration Statement, on the effective date of the most recent post-effective amendment thereto, if any, and on the date of the filing by the Guarantor of any annual report on Form 10-K after the original effective date of the Registration Statement, the Registration Statement and any amendments and supplements thereto complied in all material respects with the requirements of the
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                                       3

     Securities Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) on the date hereof and at all times subsequent thereto up to the Closing Date referred to below, neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that neither the Guarantor nor the Company makes any representation or warranty as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantor or the Company by or on behalf of you expressly for use in the Registration Statement or the Prospectus or to statements or omissions in that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), on Form T-1 of the Trustee.

          (b) The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act.

          (c) The Guarantor and the Company have been informed by Ernst & Young LLP ("E&Y"), who have reported upon the audited consolidated financial statements and the financial statement schedules, if any, included or incorporated by reference in the Registration Statement, that E&Y are independent public accountants as required by the Securities Act.

          (d) This Agreement has been duly authorized, executed and delivered by the Guarantor and the Company.

          (e) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly the consolidated financial position of the Guarantor and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows or changes in financial position of the Guarantor and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be indicated therein. The financial statement schedules, if any, included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The selected consolidated financial data included in the Prospectus (if any) present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement.
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                                       4

        (f) Each of the Guarantor and the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement, the Designated Agreement and the Operative Documents to which it is, or is to be, a party; and each of the Guarantor and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole or on the power or ability of the Guarantor or the Company, as the case may be, to perform its obligations under this Agreement, the Designated Agreement or the Operative Agreements to which it is, or is to be, a party or to consummate the transactions contemplated hereby and thereby (any such material adverse effect, whether with respect to the Guarantor or the Company, as applicable, is referred to herein as a "Material Adverse Effect").

          (g) Each subsidiary of the Guarantor (other than the Company) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

          (h) The Designated Agreement and the other Operative Documents to which the Guarantor and/or the Company is, or is to be, a party, have each been duly authorized by the Guarantor and/or the Company, as the case may be, and, when duly executed and delivered by the Guarantor and/or the Company, as the case may be, will constitute valid and binding obligations of the Guarantor and/or the Company, as the case may be, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, and by general principles of equity and (B) the enforceability of the Leases may be limited by applicable law which may affect the remedies provided therein, which laws, however, do not make such remedies inadequate for the practical realization of the rights and benefits intended to be provided thereby. The Basic Agreement as executed is substantially in the form filed as an exhibit to the Registration Statement and has been duly qualified under the Trust Indenture Act. The Offered Certificates, the Secured Notes, the Indentures, the
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                                       5

     Designated Agreement and the Leases and other Operative Documents to which the Guarantor and/or the Company is, or is to be, a party will conform in all material respects to the descriptions thereof in the Prospectus.

          (i) The Offered Certificates, when duly executed, authenticated and delivered by the Trustee in accordance with the terms of the Designated Agreement, this Agreement and any Delayed Delivery Contracts, will be duly issued under the Designated Agreement and will constitute valid and binding obligations of the Trustee, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general principles of equity; and the holders thereof will be entitled to the benefits of the Designated Agreement.

          (j) The Secured Notes to be issued under each Indenture, when duly executed and delivered by the related Owner Trustee and duly authenticated by the Loan Trustee in accordance with the terms of such Indenture, will be duly issued under such Indenture and will constitute the valid and binding obligations of such Owner Trustee and the holders thereof will be entitled to the benefits of such Indenture.

          (k) In the event that any of the Offered Certificates are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Guarantor and the Company and, when duly executed and delivered by the Guarantor and the Company, will constitute a valid and binding obligation of the Guarantor and the Company.

          (l) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business operations of the Guarantor and its subsidiaries, taken as a whole.

          (m) The execution and delivery by the Guarantor and/or the Company of this Agreement, the Designated Agreement and the other Operative Documents to which the Guarantor and/or the Company is, or is to be, a party, the consummation by the Guarantor and the Company of the transactions contemplated in this Agreement, the Designated Agreement and such Operative Documents, and compliance by the Guarantor and the Company with the terms of this Agreement, the Designated Agreement and such other Operative Documents, do not and will not result in any violation of the charter or by-laws of the Guarantor or the Company, and do not and will not conflict with, or result in a breach of any of the terms or
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                                       6

     provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than Permitted Liens) upon any property or assets of the Guarantor or the Company under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Guarantor or any of its subsidiaries is a party or by which it may be bound or to which any of its properties may be subject and which is material to the Guarantor and its subsidiaries, taken as a whole, or to the Company or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Guarantor or any of the subsidiaries or any of their properties other than the securities or Blue Sky or similar laws of the various states (except, in the case of either clause (A) or (B), for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect).

          (n) No authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, issuance, sale and delivery of the Offered Certificates, the valid authorization, execution, delivery and performance by the Guarantor or the Company of this Agreement, the Designated Agreement and the Guaranty, and any Delayed Delivery Contracts or the consummation by the Guarantor or the Company of the transactions contemplated by this Agreement, the Designated Agreement and the Guaranty, except (i) such as are required under the Securities
     Act, the Trust Indenture Act and the securities or Blue Sky or similar laws of the various states and (ii) those which if not obtained would not result in a Material Adverse Effect.

          (o) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Guarantor, threatened to which the Guarantor or any of its subsidiaries is a party or to which any of the properties of the Guarantor or any of its subsidiaries is subject other than proceedings that if adversely determined would not have a Material Adverse Effect.

          (p) There are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

          (q) Each of the Guarantor and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the
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                                       7

     manner described in the Prospectus, except to the extent that the failure to so obtain or file would not have a Material Adverse Effect.

          (r) Neither the Guarantor nor the Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and none of the Trusts, after giving effect to the offering and sale of the Offered Certificates and the application of proceeds thereof as described in the Prospectus, will be an "investment company" as defined in the Investment Company Act.

          (s) Neither the Guarantor nor the Company has taken or will take, directly or indirectly, any actions prohibited by Rule 10b-6 under the Exchange Act.

          (t) The Guarantor and the Company have each complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida), and all regulations promulgated thereunder relating to doing business with the government of Cuba or with any person or affiliate located in Cuba.


                                      II.

          Subject to the terms and conditions set forth herein and in Schedule II, if any, and in reliance upon the representations and warranties herein contained (except as may be otherwise specified in Schedule II), the Guarantor and the Company agree to cause the Trustee to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trustee, at a purchase price of 100% of the principal amount thereof, the aggregate principal amount of Offered Certificates of each Pass Through Certificate Designation set forth in Schedule A.

          The Guarantor and the Company are advised by you that the Underwriters propose to make a public offering of the Offered Certificates as soon after this Agreement has been entered into as in your judgment is advisable. The Guarantor and the Company are further advised by you that the Offered Certificates are to be offered to the public initially at 100% of their principal amount -- the public offering price -- plus accrued interest, if any, and to certain dealers selected by the Underwriters at concessions not in excess of the concessions set forth in the Prospectus, and that the Underwriters may allow, and such dealers may reallow, concessions, not in excess of the concessions set forth in the Prospectus, to certain other dealers.

          If specified in Schedule II, the Underwriters may solicit offers from institutional investors to purchase Offered Certificates pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of
Schedule III with such changes
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                                       8

therein as the Company may approve. On the Closing Date, the Guarantor and the Company will enter into Delayed Delivery Contracts (for the minimum principal amount of Certificates per Delayed Delivery Contract specified in Schedule II) with all purchasers proposed by the Underwriters and previously approved by the Guarantor and the Company as provided below, but not for an aggregate principal amount of Offered Certificates less than the minimum or greater than the maximum aggregate principal amounts specified in Schedule II. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

          You are to submit to the Guarantor and the Company, at least three business days prior to the Closing Date, the names of any institutional investors with which it is proposed that the Company enter into Delayed Delivery Contracts, the principal amount of Offered Certificates to be purchased by each of them and the date of delivery thereof, and the Company will advise you, at least two business days prior to the Closing Date, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Offered Certificates to be covered by each such Delayed Delivery Contract.

          As compensation for arranging Delayed Delivery Contracts, the Company will pay [(by Federal funds check or other immediately available funds)] [(by certified or official bank check in New York Clearing House or similar next day funds)] to you on the Closing Date, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Offered Certificates for which Delayed Delivery Contracts are made on the Closing Date as is specified in
Schedule II or the amount of such fee may be deducted from the check delivered by you pursuant to Article III.

          The principal amount of Offered Certificates agreed to be purchased by each Underwriter shall be reduced by the principal amount of Offered Certificates covered by Delayed Delivery Contracts, as to such Underwriter as set forth in a notice delivered by you to the Company; provided, however, that
                                                       --------  -------
the total principal amount of Offered Certificates to be purchased by all Underwriters shall be the principal amount of Offered Certificates covered by this Agreement, less the principal amount of Offered Certificates covered by all Delayed Delivery Contracts.

          As compensation to the Underwriters for their respective commitments and obligations hereunder in respect of the Offered Certificates, including their respective undertakings to distribute Offered Certificates, the Guarantor will pay or cause to be paid by the Owner Trustees to each Underwriter an amount equal to that percentage of the aggregate principal amount of each Pass Through Certificate Designation purchased by it as set forth in Schedule A. Such payment shall be made simultaneously with the payment by the Underwriters to the Trustee of the purchase price of the Offered Certificates as specified in
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                                       9

Article III hereof. Payment of such compensation shall be made by Federal funds check or other immediately available funds.


                                      III.

          Delivery of and payment for the Offered Certificates shall be made at the date, time and location or locations specified in Schedule II or such other date, time and place as may be agreed upon by the Guarantor, the Company and you (such date and time of delivery and payment for the Offered Certificates being herein called the "Closing Date"). Unless otherwise specified in Schedule II, delivery of the Offered Certificates shall be made to your account at The Depository Trust Company for the respective accounts of the several Underwriters against payment by the Underwriters of the purchase price thereof to or upon the order of the Trustee by Federal funds check or other immediately available funds. The Offered Certificates shall be registered in the name of Cede & Co. or in such other names, and in such denominations as you may request in writing at least two full business days in advance of the Closing Date.

          The Company agrees to have the Offered Certificates, which may be in temporary form, available for inspection, checking and packaging by you in New York, New York not later than 1:00 P.M. on the business day prior to the Closing Date.

          It is understood that each Underwriter has authorized you for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Offered Certificates that it has agreed to purchase. You, individually and not as a representative, may (but shall not be obligated to) make payment of the purchase price for the Offered Certificates to be purchased by any Underwriter whose check or checks shall not have been received by the Closing Date.


                                      IV.

          The several obligations of the Underwriters hereunder are subject to the following conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings therefor shall have been instituted or threatened by the Commission.

          (b) You shall have received on the Closing Date an opinion of counsel for the Guarantor and the Company reasonably acceptable to you, dated the Closing Date,
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                                       10

     in form satisfactory to the Underwriters and to counsel for the Underwriters, to the effect that:

               (i) Assuming that the Offered Certificates have been duly authorized and validly executed, authenticated, issued and delivered by the Trustee pursuant to the Designated Agreement, when such Certificates have been paid for in accordance with the terms of this Agreement, such Certificates will (x) be valid and binding obligations of the Trustee enforceable in accordance with their terms except as may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and by general principles of equity and (y) be entitled to the benefits of the Designated Agreement;

               (ii) In the event that any of the Offered Certificates are to be purchased pursuant to Delayed Delivery Contracts, each Delayed Delivery Contract that has been executed by the Guarantor and the Company has been duly authorized, executed and delivered by the Guarantor and the Company and is a valid and binding obligation of the Guarantor and the Company enforceable against the Guarantor and the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity;

               (iii) The Offered Certificates, the Designated Agreement and the Operative Documents conform in all material respects as to legal matters to the descriptions thereof, if any, contained in the Prospectus, and the description of the Offered Certificates conforms in all material respects to the rights set forth in the instruments defining the same;

               (iv) No authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality, regulatory body or authority or court is required for the valid authorization, issuance and delivery of the Offered Certificates, the valid authorization, execution, delivery and performance by the Guarantor and the Company of this Agreement, the Designated Agreement and the Guaranty, or the consummation by the Guarantor and/or the Company of the transactions contemplated by this Agreement, the Designated Agreement and the Guaranty, except (i) such as are required under the Securities Act, the Trust Indenture Act and the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion) and (ii) those which if not obtained would not result in a Material Adverse Effect;


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                                       11

               (v) The Registration Statement has become effective under the Securities Act, the Basic Agreement has been duly qualified under the Trust Indenture Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened;

               (vi) The Registration Statement, the Prospectus and each amendment thereof or supplement thereto (except for the financial statements and other financial data included or incorporated by reference therein and except for the documents incorporated by reference in the Prospectus, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act;

               (vii) This Agreement has been duly authorized, executed and delivered by the Guarantor and the Company;

               (viii) The Note Purchase Agreements and the Designated Agreement have each been duly authorized, executed and delivered by the Guarantor and the Company and each is a valid and binding obligation of the Guarantor and the Company enforceable against the Guarantor and the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity;

               (ix) The Leases and other Operative Documents to which the Guarantor and/or the Company is, or is to be, a party have been duly authorized and, on the respective Transfer Dates, the related Leases and other Operative Documents to which the Guarantor and/or the Company is, or is to be, a party, upon due execution and delivery by the Guarantor and/or the Company, as the case may be, will each be a valid and binding obligation of the Guarantor and the Company enforceable against the Guarantor and the Company in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity and, except, in the case of each Lease, as limited by applicable laws which may affect the remedies provided in such Lease, which laws, however, do not in such counsel's opinion make the remedies provided in such Lease inadequate for the practical realization of the rights and benefits provided thereby;

               (x) The statements in the Registration Statement and Prospectus under the headings "Federal Income Tax Consequences" and "ERISA

          Considerations", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

               (xi) Based upon an interpretation of analogous authorities under currently applicable law, each Trust created by the Designated Agreement will be classified as a grantor trust (and not as an association taxable as a corporation) for federal income tax purposes and each Certificate Owner will be treated as the owner of a pro rata undivided interest in each of the Secured Notes or any other property held in such Trust;

               (xii) Although counsel is not aware of any judicial authority, none of the Trusts is required to be registered under the Investment Company Act of 1940, as amended;

               (xiii) Upon consummation of the transactions contemplated by the Note Purchase Agreements on the respective Transfer Dates, assuming due authorization, execution and delivery by the related Owner Trustee and due authentication by the Loan Trustee, the Secured Notes will constitute valid and binding obligations of such Owner Trustee, enforceable against such Owner Trustee in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity; and the holders of the Secured Notes will be entitled to the benefits of the respective Indentures; and

               (xiv) Assuming due authorization, execution and delivery of the Designated Agreement by the Trustee, the Designated Agreement constitutes the valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity;

     and to such further effect with respect to other legal matters relating to this Agreement, the Note Purchase Agreements, the Designated Agreement and the Leases and other Operative Documents to which the Guarantor and/or the Company is, or is to be, a party and the sale of the Offered Certificates hereunder as counsel for the Underwriters may reasonably request.

          Such opinion may state that, except with respect to the matters set forth in clauses (iii) and (x) above, such counsel have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, or the documents incorporated by reference therein, and have not made an independent investigation of facts for the purpose of rendering such opinion. Such opinion shall state, however, that no facts came to such counsel's attention that caused them to believe that the descriptions of the Offered Certificates, the Designated Agreement and the Operative Documents set forth under the headings "Description of the Certificates" and "Description of the Secured Notes" in the Prospectus or any amendment or supplement thereto, at the time the Prospectus Supplement was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In addition, such counsel may rely upon the opinions of counsel for the Owner Trustee and counsel for the Trustee and the Loan Trustee, and may state that their opinion is limited to matters governed by the laws of the State of New York, the corporate law of the State of Delaware and the federal law of the United States, except that such counsel expresses no opinion as to the securities laws of any state.

          (c) You shall have received on the Closing Date an opinion of Ralph N. Johanson, Jr., Managing Counsel, Corporate, Finance and Securities of the Guarantor, dated the Closing Date, in form satisfactory to the Underwriters and to counsel for the Underwriters, to the effect that:

               (i) Each of the Guarantor and the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus and to perform its obligations under this Agreement, the Designated Agreement, the Note Purchase Agreements and the Operative Documents to which the Guarantor and/or the Company is, or is to be, a party;

               (ii) each of Mobil's Significant Subsidiaries (as defined under Regulation S-X) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (iii) Each of the Guarantor and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect;

               (iv) Each of the Guarantor, the Company and the Guarantor's Significant Subsidiaries (as defined under Regulation S-X) has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that, with respect to the Guarantor and its Significant Subsidiaries, the failure to obtain or file would not have a material adverse effect on the Guarantor and its subsidiaries, taken as a whole and with respect to the Company, the failure to obtain or file would not have a Material Adverse Effect;

               (v) No authorization, approval, consent, order or license of or filing with or notice to any government, governmental instrumentality, regulatory body or authority or court is required for the valid authorization, issuance and delivery of the Offered Certificates, the valid authorization, execution, delivery and performance by the Guarantor and/or the Company of this Agreement, the Designated Agreement and the Guaranty, or the consummation by the Guarantor and/or the Company of the transactions contemplated by this Agreement, the Designated Agreement and the Guaranty, except (i) such as are required under the Securities Act, the Trust Indenture Act and the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion) and (ii) those which if not obtained would not result in a Material Adverse Effect;

               (vi) To the best of such counsel's knowledge, there are no statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required;

               (vii) The descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described are accurate in all material respects and fairly summarize the information required to be shown;

               (viii) To such counsel's knowledge, no default exists in the Guarantor's or the Company's performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement;

               (ix) This Agreement, the Note Purchase Agreements, the Designated Agreement and the Operative Documents to which the Guarantor and/or the Company is a party have each been authorized, executed and delivered by the Guarantor and/or the Company, as the case may be.
          The execution and delivery by the Guarantor and/or the Company of this Agreement, the Designated Agreement, the Note Purchase Agreements and the Operative Documents to which the Guarantor and/or the Company is a party, the issuance and sale of the Certificates, the consummation by the Guarantor and/or Company of the transactions contemplated in this Agreement, the Designated Agreement, the Note Purchase Agreements, in the Registration Statement and in such Operative Documents and compliance by the Guarantor and/or the Company, as the case may be, with the terms hereof and thereof do not and will not result in any violation of the charter or by-laws of the Guarantor or the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (except for Permitted Liens) upon any property or assets of the Guarantor or the Company under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument known to such counsel, to which the Guarantor or the Company is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), (B) any existing law, rule or regulation applicable to the Guarantor or the Company (other than the securities or Blue Sky laws of the various states, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, known to such counsel having jurisdiction over the Guarantor or the Company or any of their properties;

               (x) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; and

               (xi) Neither the Guarantor nor the Company is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          Such opinion shall also state that such counsel or lawyers on his staff have participated in the preparation of the Registration Statement, the Prospectus and the documents incorporated by reference therein and that no facts have come to his attention to lead him to believe (A) that the Registration Statement or any amendment thereto (except for (i) the financial statements and other financial data included therein or omitted therefrom, (ii) the Statement of Eligibility and Qualification of the Trustee on Form T-1 and (iii) the descriptions of the Offered Certificates, the Designated Agreement and the Operative Documents set forth under the headings "Description of the Certificates" and "Description of the Secured Notes", as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial data included therein or omitted therefrom and the descriptions of the Offered Certificates, the Designated Agreement and the Operative Documents set forth under the headings "Description of the Certificates" and "Description of the Secured Notes", as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) that the documents incorporated by reference in the Prospectus (except for the financial statements and other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) You shall have received on the Closing Date an opinion of Bingham, Dana & Gould LLP, counsel to the Trustee, dated the Closing Date to the effect that:

               (i) The Trustee is a state chartered trust company, duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts and, in its individual capacity or as trustee, has full corporate power and authority to execute, deliver and perform its obligations under the Designated Agreement, the Note Purchase Agreements and the other Operative Documents to which it is a party;

               (ii) The Trustee has duly authorized, executed and delivered the Designated Agreement, the Note Purchase Agreements and the other Operative Documents to which it is a party, and the Designated Agreement, the Note Purchase Agreements and the other Operative Document to which it is a party constitute valid and binding obligations of the Trustee enforceable against the Trustee in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (iii) The Offered Certificates have been duly authorized and validly executed, authenticated, issued and delivered by the Trustee pursuant to the Designated Agreement, and the holders of the Offered Certificates are entitled to the benefits of the Designated Agreement;

               (iv) The authorization, execution, delivery and performance by the Trustee of the Designated Agreement, the Note Purchase Agreements, the other Operative Documents to which it is a party and the Offered Certificates and the consummation of the transactions therein contemplated and compliance with the terms thereof and issuance of the Certificates thereunder do not and will not result in the violation of the provisions of the Charter Documents or By-Laws of the Trustee and do not and will not conflict with, or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or the imposition of any lien, charge or encumbrance upon any property or assets of the Trustee under any indenture, mortgage or other agreement or instrument to which the Trustee is a party or by which it or any of its property is bound, or any Massachusetts or federal law, rule or regulation governing the trustee's banking or trust powers, or of any judgment, order or decree known to such counsel to be applicable to the Trustee of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Trustee or its properties;

               (v) No authorization, approval, consent, license or order of, giving of notice to, registration with, or taking of any other action in respect of, any federal or state governmental authority or agency pursuant to any federal or Massachusetts law governing the banking or trust powers of the Trustee is required for the authorization, execution, delivery and performance by the

          Trustee of the Designated Agreement, the Note Purchase Agreements or the other Operative Documents to which it is a party or the consummation of any of the transactions by the Trustee contemplated thereby or the issuance of the Certificates under the Designated Agreement (except as shall have been duly obtained, given or taken); and such authorization, execution, delivery, performance, consummation and issuance do not conflict with or result in a breach of the provisions of any such law;

               (vi) There are no taxes, fees or other governmental charges payable under the laws of the Commonwealth of Massachusetts or any political subdivision of such State in connection with the execution and delivery by the Trustee of the Designated Agreement, the Note Purchase Agreements and the other Operative Documents or in connection with the issuance, execution and delivery of the Offered Certificates by the Trustee pursuant to the Designated Agreement;

               (vii) The statements in the Registration Statements and in the Prospectus under the caption "Certain Massachusetts Taxes", to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared and reviewed by such counsel and are correct in all material respects; and

               (viii) To such counsel's knowledge, there are no proceedings pending or threatened against or affecting the Trustee in any court or before any governmental authority, agency, arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect any Trust or question the right, power and authority of the Trustee to enter into or perform its obligation under the Designated Agreement, the Note Purchase Agreements and the Operative Documents to which it is a party or to issue the Offered Certificates.

          (e) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, to the effect that the opinions delivered pursuant to paragraphs (b), (c) and (d) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you and with respect to the issuance and sale of the Offered Certificates, the Registration Statement, the Prospectus and other related matters as you may reasonably require.

          (f) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Guarantor and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that is material and adverse and that would, in your reasonable judgment after consultation with the Guarantor, prevent or materially impair the marketing or enforcement of contracts for sale of the Offered Certificates on the terms and in the manner contemplated in the Prospectus.

          (g) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor any notice given either publicly or directly to the Guarantor of any intended or potential downgrading or any review with possible negative implications, in the rating accorded any of the Guarantor's or the Company's securities, including the Offered Certificates, by Standard & Poor's Rating Service or Moody's Investors Service, Inc.

          (h) You shall have received on the Closing Date (i) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or the Controller of the Guarantor, to the effect set forth in paragraph (g) above and to the effect that the representations and warranties of the Guarantor contained in this Agreement shall be true and correct as of the Closing Date and that the Guarantor shall have performed all of its obligations to be performed hereunder on or prior to the Closing Date and (ii) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or the Controller of the Company, to the effect that the representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing Date and that the Company shall have performed all of its obligations to be performed hereunder on or prior to the Closing Date.

          (i) You shall have received on the date of this Agreement and on the Closing Date letters, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to you, from the Guarantor's independent auditors, containing statements and information of the type ordinarily included in auditors' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          (j) All conditions specified in each of the Note Purchase Agreements and each of the Participation Agreements with respect to the Trustee's purchase of the Secured Notes on the Transfer Date shall have been satisfied on the Closing Date; the representations and warranties of the Guarantor and the Company contained in each of the Note Purchase Agreements and Participation Agreements shall be accurate as of the Closing Date (except to the extent that they relate solely to an earlier date in which case they shall be accurate as of such earlier date) and you shall have received a certificate of a Vice President or Treasurer of each of the Guarantor and the

     Company, dated as of the Closing Date, to such effect; and you shall have received each opinion referred to in Section 3 of each of the Note Purchase Agreements.

          (k) The Guarantor and the Company shall have furnished to you and to counsel for the Underwriters, in form and substance satisfactory to them, such other documents, certificates and opinions as such counsel may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any covenant by the Guarantor or the Company theretofore to be performed, or the compliance with any of the conditions herein contained.


                                       V.

          In further consideration of the agreements of the Underwriters herein contained, the Guarantor and the Company covenant as follows:

          (a) To furnish each of you, without charge, one signed copy of the Registration Statement including exhibits and a conformed copy of the Registration Statement without exhibits and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as such Underwriter may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish each Underwriter a copy of each such proposed amendment or supplement, and to file no such proposed amendment or supplement to which you reasonably object.

          (c) If, during such period after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Guarantor and the Company) to which Offered Certificates may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law and to cause such amendments or supplements to be filed promptly with the Commission.

          (d) To endeavor to qualify the Offered Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, to maintain such qualifications for so long as required for the distribution of such Offered Securities and to pay all expenses (including filing fees and reasonable fees and disbursements of counsel) in connection with such qualification and in connection with (i) the review (if any) of the offering of the Offered Certificates by the National Association of Securities Dealers, Inc., (ii) the determination of the eligibility of the Offered Certificates for investment under the laws of such jurisdictions as you may designate and (iii) the preparation of any Blue Sky or Legal Investment Memorandum; provided, however, that neither
                                              --------  -------
     the Guarantor nor the Company shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (e) To make generally available to the Guarantor's security holders as soon as practicable an earnings statement covering the twelve-month period ending twelve months after the end of the Guarantor's fiscal quarter in which the Closing Date occurs that satisfies the provisions of Section 11(a) of the Securities Act.

          (f) Between the date of this Agreement and the Closing Date, neither the Guarantor nor the Company will without your prior written consent offer, sell, or enter into any agreement to sell, any public debt securities registered under the Securities Act (other than the Offered Certificates) or any debt securities which may be resold in a transaction exempt from the registration requirements of the Securities Act in reliance on Rule 144A thereunder and which are marketed through the use of a disclosure document containing substantially the same information as a prospectus for similar debt securities registered under the Securities Act.

          (g) The Guarantor, during the period when a prospectus relating to the Offered Certificates is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                                 VI.

          The Guarantor and the Company, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (as amended or supplemented if the Guarantor or the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or allegedly untrue statement or alleged omission based upon information relating to any Underwriter furnished to the Guarantor or the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the
                                                   --------  -------
foregoing indemnity agreement with respect to any Preliminary Prospectus Supplement shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Certificates, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Guarantor or the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Certificates to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Guarantor and the Company, each of their directors, each of their officers who sign the Registration Statement and each person, if any, who controls the Guarantor or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Guarantor and the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Guarantor or the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by you. In the case of any such separate firm for the Guarantor and the Company, and such directors, officers and control persons of the Guarantor and the Company, such firm shall be designated in writing by the Guarantor or the Company, as the case may be. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first or second paragraph of this Article VI is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Guarantor and the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Certificates or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Guarantor and the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Guarantor and the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered Certificates (before deducting expenses) received by the Trustee and the total underwriting commissions received by the Underwriters, in each case as set forth in the table and footnotes thereto on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Certificates. The relative fault of the Guarantor and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Guarantor, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article VI were determined by pro rata allocation (even if the Underwriters were treated as one
              --- ----
entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VI, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' respective obligations to contribute pursuant to this Article VI are several in proportion to the respective principal amount of Offered Certificates purchased by each of such Underwriters and not joint. The remedies provided in this Article VI are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution agreements contained in this Article VI and the representations and warranties of the Guarantor and the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Guarantor or the Company, its officers or directors or any other person controlling the Guarantor or the Company and (iii) acceptance of and payment for any of the Offered Certificates.

                                 VII.

          This Agreement shall be subject to termination in your absolute discretion, by notice given to the Guarantor or the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Guarantor or the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event would, in your reasonable judgement after consultation with the Guarantor, prevent or materially impair the marketing, or enforcement of contracts for sale, of the Offered Certificates on the terms and in the manner contemplated in the Prospectus.


                                     VIII.

          If, on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Certificates that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Offered Certificates to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Offered Certificates specified to be purchased by them in Schedule A bears to the aggregate principal amount of Offered Certificates specified to be purchased by all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Offered Certificates which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Offered
      --------
Certificates that any Underwriter has agreed to purchase pursuant to Article II be increased pursuant to this Article VIII by an amount in excess of one-ninth of such principal amount of Offered Certificates without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Certificates and the aggregate principal amount of Offered Certificates with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Offered Certificates to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Offered Certificates are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Guarantor or the Company. In any such case either you, the Company or the Guarantor shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Guarantor or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Guarantor or the Company shall be unable to perform its obligations under this Agreement, the Guarantor and the Company, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                 Very truly yours,

                                 [        ]


                                 By:
                                    _____________________________
                                    Name:
                                    Title:


                                 MOBIL CORPORATION


                                 By:
                                    _____________________________
                                    Name:
                                    Title:
Accepted as of the date first
 above written:


[Insert signature block(s) for
the Representative(s) acting
on behalf of the Underwriters
or for each Underwriter if no
syndicate.]

                                   SCHEDULE A


 Pass Through   Aggregate                    Final
 Certificate    Principal                 Distribution  Underwriting
 Designation     Amount    Interest Rate      Date      Commissions
--------------  ---------  -------------  ------------  ------------

                                                        SCHEDULE I
                                                            to
                                                       Underwriting
                                                         Agreement



                                              Dated:  _______________


                    [_____________________________________]

                          MOBIL CORPORATION, GUARANTOR


[List Underwriter or Underwriters, indicating which, if any, are acting as the Representative or Representatives of the Underwriters, principal amount being purchased, and how and to whom notices to the Underwriter or Underwriters may be given.]

                                                        SCHEDULE II
                                                             to
                                                        Underwriting
                                                          Agreement


                                        Dated:_________


                 [__________________________________________]

                          MOBIL CORPORATION, GUARANTOR


Underwriting fees, discounts, commissions or other compensation:

Closing date, time and location:

Location for checking Offered Certificates:

Delayed delivery contracts:  [Authorized] [Not Authorized]
[Delivery date:
      Minimum principal amount per contract:
      Minimum aggregate principal amount:
      Maximum aggregate principal amount:
      Fee:  _____%]

Listing requirement:

Other terms and conditions:

                                                        SCHEDULE III
                                                              to
                                                        Underwriting
                                                          Agreement


                                      Dated:______________


             [__________________________________________], ISSUER

                          MOBIL CORPORATION, GUARANTOR

                           Pass Through Certificates

                           DELAYED DELIVERY CONTRACT
                           -------------------------


[________________________________]
3225 Gallows Road
Fairfax, Virginia  22037


Dear Sirs:

          The undersigned hereby agrees with [_________________________], a Delaware corporation (the "Company"), and Mobil Corporation, a Delaware corporation (the "Guarantor"), to purchase and the Company and the Guarantor agree with the undersigned to cause [___________________________], not in its individual capacity but solely as trustee under a Pass Through Trust Agreement dated _________, 199_ to issue and sell to the undersigned on _________, 199_ (the "Delivery Date"), $_________ aggregate principal amount of the Trustee's [Title of Security] (the "Offered Certificates"), offered by the Company's Prospectus dated ________, 199_, as supplemented by its Prospectus Supplement dated __________, 199_, relating to the Offered Certificates, receipt of which is hereby acknowledged, at a purchase price of ________% of the principal amount thereof, plus interest accrued on the principal amount thereof at a rate borne by the Offered Certificates from ____________, 199_ to the Delivery Date, and on the further terms and conditions set forth in this contract.

          Payment for the Offered Certificates which the undersigned has agreed to purchase shall be made to [___________________________] as Trustee or its order by Federal funds check or other immediately available funds, at the offices of [____________], [__________________], New York, New York, at ____
A.M., New York time, on the Delivery Date (or in such other funds and/or at such other place as the Guarantor, the

Company, the Trustee and the undersigned may agree upon in writing) upon delivery to the undersigned of the Offered Certificates to be purchased by the undersigned and in such authorized denominations and registered in such names as the undersigned may request in writing addressed to the Guarantor, the Company and the Trustee not less than three business days prior to the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for the Offered Certificates on the Delivery Date shall be subject only to the conditions that (1) the purchase of the Offered Certificates to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment, and (2) the Trustee, on or before ____________, 199__, shall have sold to the Underwriters of the Offered Certificates (the "Underwriters") such principal amount of the Offered Certificates as is to be sold to them pursuant to the Underwriting Agreement dated the date hereof among the Guarantor, the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for the Offered Certificates shall not be affected by the failure of any Underwriter or other purchaser to take delivery of and make payment for the Offered Certificates pursuant to other contracts similar to this contract.

          Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below a notice to such effect, accompanied by copies of the opinions of counsel for the Guarantor and the Company and counsel for the Trustee delivered to the Underwriters in connection therewith.

          By the execution hereof, the undersigned represents and warrants to the Guarantor and the Company that (1) its investment in the Offered Certificates is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment, (2) all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Offered Certificates has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase and (3) upon the acceptance hereof by the Guarantor and the Company and the mailing or delivery of a copy hereof as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that neither the Company nor the Guarantor will accept Delayed Delivery Contracts for an aggregate principal amount of the Offered Certificates in excess of $_________ and that the acceptance of any Delayed Delivery Contract is in the sole discretion of the Company and the Guarantor and, without limiting the foregoing, need not be on a "first come, first served" basis. If this contract is acceptable to the Company and the Guarantor, it is requested that the Company and the Guarantor sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract among the Guarantor, the Company and the undersigned when such copy is so mailed or delivered.

          THIS CONTRACT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                 Yours very truly,


                                 -----------------------------
                                 (Name of Purchaser)

                                 By:  ________________________
                                      Title:


                                 -----------------------------

                                 -----------------------------
                                           (Address)


Accepted as of the date first above written.

[___________________]


By:  ________________________


Mobil Corporation


By:  ________________________

                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

          The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print)


                                                     Telephone No.
Name                                             (including Area Code)
----                                              -------------------